UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2008.

UFOOD RESTAURANT GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-134549	20-4463582
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

255 Washington Street, Suite 100 Newton, Massachusetts	02458
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 787-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

This amendment to UFood Restaurant Group, Inc.’s (the “Company”) Form 8-K filed with the Securities and Exchange Commission on February 19, 2008 (the “Original Form 8-K”) is being filed to include a copy of a letter furnished by Manning Elliot LLP, the Company’s former principal accountants, to the Securities and Exchange Commission regarding the Company’s disclosure related to Manning Elliot LLP contained in the Original Form 8-K. A copy of that letter, dated March 10, 2008, is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Manning Elliot LLP, dated March 10, 2008, regarding a change in Certifying Accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UFOOD RESTAURANT GROUP, INC.

Date: March 10, 2008	By:	/s/ Charles A. Cocotas
Charles A. Cocotas
President and Chief Operating Officer

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